UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015 (December 10, 2015)

New Media Investment Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001- 36097	38-3910250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas New York, NY		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 479-3160

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 10, 2015, DB Acquisition, Inc. (the “Seller”) and DB Nevada Holdings, Inc. (“DB Nevada”), each being an indirect wholly owned subsidiary of New Media Investment Group Inc. (the “Company”), entered into a definitive share purchase agreement (the “Purchase Agreement”) with News + Media Capital Group LLC (the “Purchaser”), to sell all of Seller’s issued and outstanding shares of capital stock of DB Nevada for $140.0 million in cash, subject to certain working capital adjustments (the “Transaction”). DB Nevada owns the Las Vegas Review-Journal. The Purchase Agreement contains customary representations, warranties and covenants by the Seller, DB Nevada and the Purchaser.

The Transaction closed simultaneously with the signing of the Purchase Agreement. The Company will continue to provide certain post-closing services to DB Nevada pursuant to a management services agreement.

A copy of the Purchase Agreement will be attached as an exhibit to the Company’s next Annual Report on Form 10-K. The above summary of the Purchase Agreement is qualified in its entirety by reference to the actual text of such agreement.

Other than the Purchase Agreement there are no material relationships between the Company and the Purchaser or any of their respective affiliates.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated by reference to this Item 2.01.

Item 8.01 – Other Events

On December 11, 2015, the Company issued a press release announcing that it has completed the sale of DB Nevada, publisher of the Las Vegas Review-Journal, for $140.0 million and concurrently announced: (a) an agreement to purchase the Business Information Division of Dolan LLC; and (b) it reached an agreement to purchase substantially all of the publishing operations of a dominant, local daily newspaper. A copy of the press release is being furnished herewith as Exhibit 99.1. The Company’s website is included in the press release as an inactive textual reference only, and the information contained on the website is not part of the press release and shall not be deemed furnished to the SEC.

Item 9.01 – Financial Statements and Exhibits

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.2 are unaudited pro forma condensed financial statements reflecting the disposition of DB Nevada by the Company, as follows:

(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 27, 2015; and

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations as of September 27, 2015

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated December 11, 2015, issued by New Media Investment Group Inc.

99.2	Unaudited Pro Forma Financial Statement Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MEDIA INVESTMENT GROUP INC.
By:	/s/ Michael E. Reed
Name:	Michael E. Reed

Title:	Chief Executive Officer

Date: December 15, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated December 11, 2015, issued by New Media Investment Group Inc.

99.2	Unaudited Pro Forma Financial Statement Information